SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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USCF ETF Trust

(Name of Registrant as Specified in Its Charter)

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USCF ETF Trust

USCF SummerHaven SHPEI Index Fund and

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

INFORMATION STATEMENT

August 26, 2020

Dear Shareholder:

The enclosed Information Statement, which is provided for informational purposes only, discusses actions that have been taken with respect to the USCF SummerHaven SHPEI Index Fund (“BUY”) and USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI,” and, together with BUY, the “Funds,” and each a “Fund”), each a series of USCF ETF Trust (the “Trust”). You are not being asked to vote or take action on any matter. We are not asking you for a proxy and you are requested not to send us a proxy.

The Board of Trustees of the Trust (the “Board”) recently approved a new sub-advisory agreement by and between USCF Advisers LLC (the “Adviser”) and SummerHaven Investment Management, LLC (the “Sub-Adviser”) on behalf of BUY (the “BUY Sub-Advisory Agreement”), and a new sub-advisory agreement by and between the Adviser and the Sub-Adviser on behalf of the wholly-owned Cayman subsidiary (the “Subsidiary”) of SDCI (together with the BUY Sub-Advisory Agreement, the “New Sub-Advisory Agreements”).

On December 31, 2019, one of the owners of the Sub-Adviser left the company to pursue other business activities and surrendered his interest in the Sub-Adviser to the other owners. This resulted in a change in control of the Sub-Adviser, which resulted in the “assignment” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and automatic termination of the prior sub-advisory agreements in place between the Adviser and the Sub-Adviser on behalf of BUY and the Subsidiary (the “Prior Sub-Advisory Agreements”).

At a meeting on January 10, 2020, in accordance with Rule 15a-4 under the 1940 Act, the Board considered and approved interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) to temporarily replace the Prior Sub-Advisory Agreements. At a meeting on May 7, 2020, the Board considered and approved the New Sub-Advisory Agreements, which were entered into on May 29, 2020 and which are substantively identical to the Prior Sub-Advisory Agreements and the Interim Sub-Advisory Agreements, except with respect to duration.

The Information Statement is being furnished by the Board in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “SEC Order”) that the Trust has received from the Securities and Exchange Commission (the “SEC”). Pursuant to the SEC Order, the Adviser and the Trust, on behalf of the Funds, are permitted to enter into new or modified sub-advisory agreements with existing or new unaffiliated sub-advisors without obtaining prior shareholder approval.

The purpose of this Information Statement is to provide you with information about the Sub-Adviser and the terms of the New Sub-Advisory Agreements.

If you have any questions, please call (510) 522-9600, and we will be glad to assist you. Thank you for your continued support of USCF ETF Trust.

Very truly yours,

/s/ John P. Love

John P. Love President

USCF ETF Trust

USCF SummerHaven SHPEI Index Fund and

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

INFORMATION STATEMENT

Important Notice Regarding the
Availability of Information Statement

The Information Statement is available at www.uscfinvestments.com

August 26, 2020

This document is an Information Statement for shareholders of each of the above-listed series (each, a “Fund” and together, the “Funds”) of USCF ETF Trust (the “Trust”). USCF Advisers LLC (the “Adviser”) serves as the investment adviser to each Fund and is located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. This Information Statement will be mailed on or about August 27, 2020 to the shareholders of record of each Fund as of August 17, 2020 (the “Record Date”).

The Board of Trustees of the Trust (the “Board”) recently approved a new sub-advisory agreement by and between USCF Advisers LLC (the “Adviser”) and SummerHaven Investment Management, LLC (the “Sub-Adviser”) on behalf of BUY (the “BUY Sub-Advisory Agreement”), and a new sub-advisory agreement by and between the Adviser and the Sub-Adviser on behalf of the wholly-owned Cayman subsidiary (the “Subsidiary”) of SDCI (together with the BUY Sub-Advisory Agreement, the “New Sub-Advisory Agreements”).

On December 31, 2019, one of the owners of the Sub-Adviser left the company to pursue other business activities and surrendered his interest in the Sub-Adviser to the other owners. This resulted in a change in control of the Sub-Adviser, which resulted in the “assignment” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and automatic termination of the prior sub-advisory agreements in place between the Adviser and the Sub-Adviser on behalf of BUY and the Subsidiary (the “Prior Sub-Advisory Agreements”).

At a meeting on January 10, 2020, in accordance with Rule 15a-4 under the 1940 Act, the Board considered and approved interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) to temporarily replace the Prior Sub-Advisory Agreements. At a meeting on May 7, 2020, the Board considered and approved the New Sub-Advisory Agreements, which were entered into on May 29, 2020 and which are substantively identical to the Prior Sub-Advisory Agreements and the Interim Sub-Advisory Agreements, except with respect to duration.

Since inception, each Fund has included disclosure in its respective prospectus that it intended to operate pursuant to a “manager of mangers” structure, once it obtained the exemptive order (the “Exemptive Order”) necessary to do so from the Securities and Exchange Commission (the “SEC”), that would permit each Fund’s Adviser, subject to approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund (and, with respect to SDCI, the Subsidiary) without shareholder approval, provided that there is not an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. On May 27, 2020, the Trust and the Adviser received the Exemptive Order from the SEC. The Exemptive Order’s conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the effectiveness of the new sub-advisory agreement. This Information Statement provides such notice of the Board’s approval of the new sub-advisory agreements with the Sub-Adviser on behalf of the Funds.

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The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, by calling toll free at (510) 522-9600 or by going to the website at www.uscfinvestments.com.

As of the Record Date, there were issued and outstanding 50,000 shares of BUY and 200,000 shares of SDCI. Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund, as of the Record Date, is set forth in Appendix A. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

III.	USCF SummerHaven SHPEI Index Fund: Approval of New Sub-Advisory Agreement on behalf of BUY

On December 31, 2019, one of the owners of the Sub-Adviser left the company to pursue other business activities and surrendered his interest in the Sub-Adviser to the other owners. This resulted in a change in control of the Sub-Adviser, which resulted in the “assignment” (as that term is defined in the 1940 Act) and automatic termination of the prior sub-advisory agreement in place between the Adviser, Sub-Adviser, and the Trust on behalf of BUY (the “Prior BUY Sub-Advisory Agreement”).

On January 10, 2020, in accordance with Rule 15a-4 under the 1940 Act, the Board approved an interim sub-advisory agreement (the “Interim BUY Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser on behalf of BUY. The Interim BUY Sub-Advisory Agreement terminated on May 29, 2020, when a new sub-advisory agreement (the “New BUY Sub-Advisory Agreement”) was entered into between the Adviser and the Sub-Adviser, on behalf of BUY. The New BUY Sub-Advisory Agreement – which is substantively identical to the Prior BUY Sub-Advisory Agreement and the Interim BUY Sub-Advisory Agreement, except with respect to duration – was unanimously approved by the Board, including its independent trustees, at a meeting held on May 7, 2020.

The New BUY Sub-Advisory Agreement will continue in effect for an initial term of two years. Thereafter, it will continue in effect only if approved annually by a majority of the Board’s independent trustees and either (i) a majority of the full Board or (ii) the affirmative vote of a majority of BUY’s shareholders. The New BUY Sub-Advisory Agreement may be terminated on the same terms as the Prior BUY Sub-Advisory Agreement and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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IV.	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund: Approval of New Sub-Advisory Agreement with the Subsidiary

On December 31, 2019, one of the owners of the Sub-Adviser left the company to pursue other business activities and surrendered his interest in the Sub-Adviser to the other owners. This resulted in a change in control of the Sub-Adviser, which resulted in the “assignment” (as that term is defined in the 1940 Act) and automatic termination of the prior sub-advisory agreement in place between the Adviser, Sub-Adviser, and the Cayman Subsidiary of SDCI (the “Prior Subsidiary Sub-Advisory Agreement”).

On January 10, 2020, in accordance with Rule 15a-4 under the 1940 Act, the Board approved an interim sub-advisory agreement (the “Interim Subsidiary Sub-Advisory Agreement”) between the Adviser, the Sub-Adviser, and the Subsidiary. The Interim Subsidiary Sub-Advisory Agreement terminated on May 29, 2020, when a new sub-advisory agreement (the “New Subsidiary Sub-Advisory Agreement”) was entered into between the Sub-Adviser, the Sub-Adviser, and the Subsidiary. The New Subsidiary Sub-Advisory Agreement – which is substantively identical to the Prior Subsidiary Sub-Advisory Agreement and the Interim Subsidiary Sub-Advisory Agreement, except with respect to duration – was unanimously approved by the Board, including its independent trustees, at a meeting held on May 7, 2020.

The New Subsidiary Sub-Advisory Agreement will continue in effect for an initial term of two years. Thereafter, it will continue in effect only if approved annually by a majority of the Board’s independent trustees and either (i) a majority of the full Board or (ii) the affirmative vote of a majority of the SDCI’s shareholders. The New Subsidiary Sub-Advisory Agreement may be terminated on the same terms as the Prior Subsidiary Sub-Advisory Agreement and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

V.	Board Consideration of the New Sub-Advisory Agreements

On May 7, 2020, the Board met and considered the New Sub-Advisory Agreements (the “Meeting”). At their Meeting, the Trustees, including all of the Independent Trustees, approved the New Sub-Advisory Agreements, to be effective on May 29, 2020.

In approving the Sub-Advisory Agreements, the Board considered the overall fairness of the Sub-Advisory Agreements and whether each Sub-Advisory Agreement was in the best interest of the Fund and the Subsidiary, as applicable. The Board noted that it had received and reviewed materials from the Sub-Adviser, including comparative performance information, performance information for BUY and SDCI since the inception of each, and certain financial information. The Board also noted that it received assurances from the Adviser and the Sub-Adviser that the change in ownership at the Sub-Adviser had not resulted in a change in the nature or quality of the services provided to the Fund or the Subsidiary. Additionally, the Board noted that it had previously received and reviewed, including at its prior meetings, substantial information regarding the Sub-Adviser and the services to be provided to the Funds in connection with the Board’s approval of the Prior Sub-Advisory Agreements. In this regard, the Trustees reviewed a detailed due diligence response/questionnaire from the Sub-Adviser, as well as information concerning the Sub-Adviser and its organization, comparative performance and fees, compliance program and financial condition. The Board also noted that the Independent Trustees had met in executive session prior to the commencement of the Meeting to discuss, among other items, the continuation of the Sub-Adviser as a sub-adviser to the Fund and the Subsidiary. The Board concluded that it had received adequate information to make a reasonable determination with respect to the approval of the Sub-Advisory Agreements.

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The Board’s conclusions were based on the comprehensive consideration of all information presented to it and did not identify any single factor as all-important or controlling. Each Board Member may have attributed different weights to the various factors considered.

Nature, Extent and Quality of Services. The Board examined the nature, extent, and quality of the services provided and to be provided by the Sub-Adviser under the Sub-Advisory Agreements. The Board considered the written information provided to the Board prior to and during the Meeting, including information provided by the Adviser and the Sub-Adviser in response to the Board’s requests for information. The Board considered the Sub-Adviser’s operations and the services provided to Fund and the Subsidiary, including trading, administrative, compliance, and marking support services. The Board considered the Sub-Adviser’s experience advising other accounts; the experience and capability of the Sub-Adviser’s senior management and other key personnel; the Sub-Adviser’s overall financial strength; and the quality of the Sub-Adviser’s compliance program. The Board considered that the Sub-Adviser was registered with the SEC as an investment adviser and that the Sub-Adviser had substantial experience as a Commodity Pool Operator. The Board concluded that the nature, extent, and quality of the services to be provided by the Sub-Adviser under the Sub-Advisory Agreements would benefit the Fund and the Subsidiary and the shareholders of each of BUY and SDCI.

Investment Performance. With respect to performance, the Board considered the performance of each of BUY and SDCI, as well as the manner in which the Sub-Adviser managed the commodity positions of the Subsidiary. The Board considered the performance of the other accounts managed by the Sub-Adviser with similar investment strategies. With respect to BUY, the Board concluded that the Fund was performing as expected in connection with its benchmark index. With respect to the Subsidiary, the Board concluded that the Subsidiary was performing as expected within the fund structure of SDCI and as compared to SDCI’s benchmark index.

Fees and Expenses. The Board reviewed the fees to be paid to the Sub-Adviser for its services under the Sub-Advisory Agreements. The Board took into account that neither the Funds nor the Subsidiary would pay any fees to the Sub-Adviser directly, and that the fees paid to the Sub-Adviser would be paid from the unitary management fees paid to the Adviser. The Board also noted that the Adviser also paid the Sub-Adviser affiliate a fee for licensing and services related to each index used as a benchmark by SDCI and BUY. The Board concluded that the sub-advisory fees were acceptable in light of the quality of the services that the Fund and the Subsidiary had received and expect to receive from the Sub-Adviser.

Economies of Scale. The Board considered whether the Sub-Adviser would realize economies of scale with respect to the services provided to BUY or the Subsidiary. It was the consensus of the Board that based on the size of the Funds, economies of scale was not a relevant consideration at this time.

Profitability. The Board considered the anticipated profits realized, and that may be realized, by the Sub-Adviser under the Sub-Advisory Agreements, and whether the amount of profit is a fair entrepreneurial profit for the services provided under the Sub-Advisory Agreements. When evaluating the Sub-Adviser’s estimated profitability, the Board noted that the Sub-Advisory Agreements were negotiated at arms-length by the Adviser. The Board concluded that the Sub-Adviser’s expected level of profitability from its relationship with the Trust was not excessive.

Collateral Benefits. The Board considered whether the Sub-Adviser or its affiliates may receive other benefits as a result of the Sub-Adviser’s relationship with the Trust. The Board acknowledged that an affiliate of the Sub-Adviser receives fees under a licensing agreement with the Adviser, and that the Adviser relies on that agreement to use names and marks in connection with BUY and SDCI. Despite this collateral benefit for the Sub-Adviser and its affiliates arising from the Sub-Adviser’s relationship with the Trust, the Board concluded that the fees to be paid to the Sub-Adviser were reasonable in relation to the nature, extent, and quality of services to be provided.

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Conclusion. Having requested and received such information from the Adviser and the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, the Board, including the Independent Trustees, concluded that the fees to be paid to the Sub-Adviser were reasonable and, in light of the matters that the Trustees considered to be relevant in the exercise of their reasonable judgment, approved the Sub-Advisory Agreements.

VI.	General Information Concerning the Sub-Adviser

The Sub-Adviser is an investment management firm that was formed under the laws of the State of Delaware in April 2009. Its principal place of business is located in Stamford, Connecticut. The Sub-Adviser’s principals are Kurt J. Nelson, K. Geert Rouwenhorst, Christian V. Mascarinas, and Robert Dieter. The Sub-Adviser is a member of the National Futures Association, identification number 0413923, and has been registered with the Commodity Futures Trading Commission as a commodity trading advisor and as a commodity pool operator since October 9, 2009.

The Sub-Adviser became registered as an investment adviser with the SEC on September 12, 2017. The Sub-Adviser currently provides advisory services on a discretionary basis to certain clients that trade exclusively in commodity interests and in certain cases U.S. Treasury obligations (collectively, the “Commodity Accounts”).

In addition to the Funds, the Sub-Adviser also provides discretionary sub-advisory services in respect of securities to two separately managed accounts.

As of December 31, 2019, the Sub-Adviser had approximately $128,793,334 of regulatory assets under management on a discretionary basis (such amount excludes assets under management attributable to the Commodity Accounts since the Commodity Accounts do not meet the definition of “securities portfolios”, as such term is defined in the instructions to Form ADV Part 1A).

The names, titles and principal occupations of the executive officers and directors of the Sub-Adviser are set forth in the following table:

Name	Principal Occupation
Kurt J. Nelson	Managing Member: Chief Executive Officer
K. Geert Rouwenhorst	Member; Head of Commodity Research
Christian V. Mascarinas	Head of Marketing
Robert Dieter	Chief Compliance Officer and Chief Financial Officer

The business address of each person listed above is 1266 E. Main Street, Fourth Floor, Stamford, Connecticut 06902.

VII.	Additional Information

The Funds’ distributor is ALPS Distributors, Inc., whose principal office is located at 1290 Broadway, Suite 1000, Denver, CO 80203. The Bank of New York Mellon serves as the Funds’ administrator, custodian, and transfer agent, and is located at 240 Greenwich Street, New York, New York 10286.

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Daphne G. Frydman, Chief Legal Officer and Assistant Secretary, USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, who will forward such communication to the Trustee(s).

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If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, or by calling (510) 522-9600. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ John P. Love

John P. Love
President

August 26, 2020

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APPENDIX A

SHAREHOLDERS OWNING OF RECORD MORE THAN 5% OF EACH FUND

BUY

Name & Address	Percent of Fund
CIT SEC LLC 131 South Dearborn Street Chicago, IL 60603	21.7%
NFS LLC 499 Washington Blvd. Jersey City, NJ 07310	18.9%
RBC Capital Markets 60 S 6TH ST - P09 Minneapolis, MN 55402-4400	6.9%
Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016-1215	6.6%
Goldman 30 Hudson Street Jersey City, NJ 07302	30%

SDCI

Name & Address	Percent of Fund
The Bank of America 4804 Dear Lake Drive E Jacksonville, FL 32246	13.5%
Raymond James 880 Carilion Parkway Saint Petersburg, FL 33716	24.3%
Pershing One Pershing Plaza Jersey City, NJ 07399	14.8%
JP Morgan Securities 500 Stanton Christiana Road NCC5 Newark, DE 19713	13.5%
Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016-1215	9.9%
NFS LLC 499 Washington Blvd. Jersey City, NJ 07310	13.6%
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APPENDIX B

BUY SUB-ADVISORY AGREEMENT

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SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) is made and entered into as of May 29, 2020, by and between USCF ADVISERS LLC, a Delaware limited liability company (the “Adviser”) and SUMMERHAVEN INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (“SHIM”).

WHEREAS, pursuant to an Investment Advisory Agreement dated October 27, 2017 (the “Investment Advisory Agreement”) by and between the Adviser and USCF ETF TRUST, a Delaware statutory trust (the “Trust”) registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which has been approved by the Trust’s Board of Trustees (the “Board”), the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust;

WHEREAS, the Trust consists of multiple series including the series listed in Appendix A (each, a “Fund” and together, the “Funds”), each of which is a separate investment portfolio;

WHEREAS, the Investment Advisory Agreement permits the Adviser to appoint a sub-advisor to provide certain advisory services in connection with the operation of the Funds;

WHEREAS, the Adviser desires to retain SHIM to provide the services set forth in this Agreement for the Funds, and SHIM is willing to provide such services to the Funds on the terms and conditions set forth in this Agreement; and

WHEREAS, pursuant to a Services and Licensing Agreement with SummerHaven Index Management LLC (“SHIX”), dated the same date as this Agreement (the “Licensing Agreement”), the Adviser licensed from SHIX the use of certain names and marks (“Service Marks”), including that of certain securities indexes (the “Indexes”), and the use of the Indexes by the Funds;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.             Engagement of SHIM.

(a)               The Adviser hereby engages SHIM as sub-advisor to the Funds to furnish a continuous investment program and manage the investment and reinvestment of the assets of the Funds on a fully discretionary basis. In this regard, SHIM shall, with respect to each Fund, determine in its discretion the securities and any other financial instruments (including, without limitation, investments in cash, cash-equivalents and/or money market instruments) to be purchased, retained or sold on behalf of the Funds within the parameters of the investment approach, policies, restrictions and guidelines applicable to each Fund as provided by the Adviser to SHIM. SHIM shall seek to place the trades for the Funds in accordance with the Trust’s policy, as set forth in its registration statement on Form N-1A, for best execution.

(b)               SHIM shall seek to discharge its obligations under this Agreement subject to the supervision of the Adviser, the Board and the officers of the Trust and in compliance with (i)   the applicable Fund’s investment objective, policies and restrictions as set forth in that Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended or supplemented during the term of this Agreement; (ii) all other applicable federal, state and foreign laws and regulations, including without limitation, the rules of any self-regulatory organization; (iii) the Trust’s Declaration of Trust, as such may be amended from time to time; and (iv) such other guidelines, policies and procedures adopted by the Board or implemented by the Adviser applicable to the relevant Fund and provided to SHIM from time to time. The Adviser shall provide SHIM with written notice of any changes to a Fund’s objective, policies and restrictions no less than thirty (30) days prior to the effectiveness of any such change. No supervisory activity undertaken by the Adviser shall limit SHIM’s full responsibility for its obligations under this Agreement.

(c)               SHIM will attend, either in person or via telephone, regular business and investment-related meetings with the Board and/or the Adviser, as requested by the Trust, the Adviser or both; and will maintain books and records with respect to each Fund, furnish to the Adviser and the Board such periodic and special reports as they may reasonably request with respect to a Fund and provide in advance to the Adviser all reports to the Board for examination and review within a reasonable time prior to Board meetings.

(d)               SHIM will use its commercially reasonable efforts to comply with the directions from the Adviser with respect to changes that may need to be made to ensure that the Fund continuously qualifies as a regulated investment company under Sub-Chapter M of the Internal Revenue Code.

(e)               SHIM will not consult with sub-advisers of any other investment portfolio of the Trust concerning transactions in portfolio securities or other portfolio investments of the Funds.

(f)                In accordance with procedures adopted by the Board, as amended from time to time, SHIM will assist each Fund and/or its administrator in determining the fair valuation of the assets of the relevant Fund and will use its reasonable efforts to arrange for the provision of valuation information or price(s) for the assets held by the relevant Fund which do not have a market price or for which the relevant Fund’s administrator does not obtain prices in the ordinary course of business from an automated pricing service.

(g)               SHIM will notify the Adviser promptly upon detection of any error in connection with its management of the Funds, including, but not limited to, any trade errors. Further, SHIM shall provide access to the Adviser and the Funds, or their respective agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting a Fund must be corrected to the satisfaction of the Adviser and that Fund. SHIM will reimburse the relevant Fund for costs, losses or damages incurred arising out of or resulting from any such error.

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2.             Representations and Warranties by SHIM. SHIM represents and warrants to the Adviser that:

(a)               SHIM has the full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

(b)               SHIM is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)               The execution, delivery and performance by SHIM of this Agreement are within SHIM’s powers and have been duly authorized by all necessary action and no further action is required on its part to authorize this Agreement.

(d)               SHIM is not prohibited by Section 9(a) of the 1940 Act from performing its obligations under this Agreement.

(e)               SHIM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) to perform its obligations under this Agreement.

(f)                The execution, delivery and performance by SHIM of this Agreement do not violate or result in a default under (i) any provision of applicable law, rule or regulation, (ii) SHIM’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon SHIM.

(g)               SHIM is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Trust and the Funds, and under this Agreement and will continue to be so registered and maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, if required, so long as this Agreement remains in effect, including for the avoidance of doubt, as an investment adviser registered with the SEC under the Advisers Act.

(h)               SHIM will maintain its own compliance program or manual, as required for SEC-registered investment advisers to registered investment companies. SHIM will provide either the manual or a summary thereof, including any updates thereto, to the Adviser’s Chief Compliance Officer.

(i)                SHIM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act has provided Adviser and the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, SHIM shall certify to Adviser or the Trust that SHIM has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of SHIM’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Trust, SHIM shall permit representatives of Adviser or the Trust to examine the reports (or summaries of the reports) required to be made to SHIM by Rule 17j-1(d)(1) and other records evidencing enforcement of the code of ethics.

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(j)                This Agreement and each other agreement, instrument or document to be executed and delivered by SHIM pursuant to this Agreement constitutes the legal, valid and binding obligation of SHIM, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors’ rights generally and the discretion of the courts in granting equitable remedies.

(k)               SHIM represents that its other engagements or activities are as of the date of this Agreement not of a nature or magnitude so as to have a material adverse effect on its ability to fulfill its obligations under this Agreement. The Adviser acknowledges and agrees that SHIM and its principals are required to devote only such time as may be reasonably required with respect to SHIM’s obligations under this Agreement.

(l)                SHIM will notify the Adviser in the event that there is any change of control or ownership of SHIM that would constitute an assignment of an investment advisory contract for purposes of Section 15(a) of the 1940 Act (each such occurrence, a “SHIM Change of Control Event”), in each such case prior to such change if SHIM is aware of such change, but in any event, not later than promptly after such change.

(m)              SHIM will maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $10,000,000.

3.             Representations and Warranties of the Adviser. The Adviser represents and warrants to SHIM as follows:

(a)               The Adviser has the full power and authority to enter into this Agreement, to serve as the investment adviser to the Funds, and to perform the services and its obligations described under this Agreement.

(b)               The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)               The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action and no further action is required on its part to authorize this Agreement.

(d)              The execution, delivery and performance by the Adviser of this Agreement do not violate or result in a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

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(e)               The Adviser is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Trust and the Funds, and under this Agreement and will continue to be so registered, if required, so long as this Agreement remains in effect.

(f)                This Agreement and each other agreement, instrument or document to be executed and delivered by the Adviser pursuant to this Agreement constitutes the legal, valid and binding obligation of the Adviser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors’ rights generally and the discretion of the courts in granting equitable remedies.

4.             Covenants of SHIM.

(a)               SHIM will promptly notify the Adviser of the occurrence of any event that would substantially impair SHIM’s ability to fulfill its commitment under this Agreement including, without limitation, the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act.

(b)               SHIM will promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Adviser, the Trust and/or the Funds, or, in the case of SHIM, that would impact the its ability to perform its obligations under this Agreement, in each case, unless SHIM is prohibited from doing so.

5.             Covenants of the Adviser.

(a)               The Adviser will promptly notify SHIM of the occurrence of any event that would substantially impair the ability of the Adviser to fulfill its commitment under this Agreement including, without limitation, the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act

(b)               The Adviser will promptly notify SHIM if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Trust and/or the Funds, or, in the case of the Adviser, that would impact the ability of the Adviser to perform its obligations under this Agreement, in each case, unless the Adviser is prohibited from doing so.

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6.             Confidentiality.

(a)               By virtue of this Agreement, either the Advisor, the Funds, or the Trust, on the one hand (the “Fund Parties”), and SHIM on the other hand, may have access to information that is confidential to the other including, without limitation, all business, technical, financial, customer and/or any other proprietary information of a party or its affiliates, products, processes, tools, services, technical knowledge and any other information and/or materials clearly marked as confidential or information identified as confidential at the time of disclosure or summarized as confidential in a written memorandum delivered to the recipient within thirty (30) calendar days of disclosure, including, without limitation, all non-public information concerning the Indexes (collectively, “Confidential Information”). Notwithstanding the foregoing, a party’s Confidential Information shall not include information which: (i) is or becomes a part of the public domain through no act or omission of the other party; (ii) was in the other party’s lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (iii) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (iv) is independently developed by the other party without reference to any Confidential Information. In addition, the obligations of this Section 6 do not apply to confidential information that is required to be disclosed pursuant to a subpoena, court order, or disclosure request from a government authority, provided that to the extent permitted by law the party subject to same shall provide prompt written notice to the other party upon receipt of such subpoena, order, or other disclosure requirement prior to such disclosure so the other party may seek the opportunity to intervene in the action in order to attempt to enjoin such subpoena, order, or other disclosure requirement. Such Confidential Information shall remain confidential for all other purposes.

(b)               By virtue of this Agreement, either the Fund Parties or SHIM may have access to Confidential Information of the other party. The Fund Parties and SHIM agree to maintain the confidentiality of the Confidential Information, except that the Confidential Information may be disclosed (i) to their respective affiliates and their respective affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (ii) to the extent requested by any governmental authority, taxing authority or self-regulatory authority, (iii) to the extent required by applicable law or by any subpoena or similar legal process (provided that to the extent permitted by law the party subject to same shall provide immediate written notice to the other party upon receipt of subpoena, order, or other disclosure requirement prior to such disclosure and allow such other party the opportunity to intervene in the action in order to attempt to enjoin such subpoena, order, or other disclosure requirement), (iv) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the rights granted hereunder, (v) in the regulatory filings of the Trust and any Fund, in a manner determined to be appropriate or required by USCF by or on behalf of the Trust and any Fund, and (vi) with the consent of the other party. Such Confidential Information shall remain confidential for all other purposes.

(c)               The Fund Parties and SHIM agree to secure and protect the Confidential Information of each other in a manner consistent with the maintenance of the other party’s rights therein, using at least as great a degree of care as each party uses to maintain the confidentiality of its own confidential information of a similar nature, but in no event using less than its reasonable efforts. None of the Fund Parties nor SHIM shall sell, transfer, publish, disclose, or otherwise make available any portion of the Confidential Information of the other party to third parties, except as necessary to perform its obligations under this Agreement or as expressly authorized in this Agreement. Each party represents that it has, and agrees to maintain, an appropriate agreement with each third party who may have access to Confidential Information sufficient to enable such party to comply with all of the terms of this Agreement.

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(d)               The Fund Parties and SHIM agree that the unauthorized use by any party of the other party’s Confidential Information will diminish the value of such Confidential Information and will cause substantial and irreparable damage to the party whose Confidential Information was improperly disclosed, and that the remedies generally available at law may be inadequate. Accordingly, the Fund Parties and SHIM agree that a breach of this Section 6 shall entitle SHIM (in the case of a breach by any of the Fund Parties) or the Fund Parties (in the case of a breach by SHIM) to seek equitable relief to protect its interest herein, including injunctive relief, as well as money damages. The parties agree that the obligations under this Section 6 shall survive termination or expiration of this Agreement.

7.             Regulatory Matters. SHIM acknowledges and agrees that it is an “investment adviser” to each Fund as such term is defined under the 1940 Act.

8.             Services Not Exclusive. The services furnished by SHIM hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent SHIM or any affiliated person of SHIM or any employee, agent, manager or affiliated person of such person from acting as investment adviser, sub-advisor, commodity trading advisor and/or commodity pool operator for any other person(s) or entity(ies), or (ii) limit or restrict SHIM or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other financial instruments for its or their own accounts or for the accounts of others for whom he, she or it may be acting.

9.             SHIM’s Trading Transactions. From time to time, the Funds and other accounts advised or managed by SHIM may invest in the same securities. When SHIM seeks to purchase or sell the same securities at substantially the same time on behalf of the Funds, and/or a Fund and another such account, SHIM shall, to the extent permitted by law and to the extent reasonably practicable, aggregate and allocate such orders in accordance with the policies and procedures set forth in its compliance manual, as amended from time to time, and in a manner which SHIM believes to be fair to both of the Funds and/or a Fund and such other Account.

10.           Duration and Termination.

(a)                In respect of each Fund, the term of this Agreement shall commence on May 29, 2020, subject to the condition that the Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or SHIM, shall have approved this Agreement. This Agreement shall remain in effect for a period of two (2) years therefrom (“Initial Term”), subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter; provided that such annual continuance is specifically approved each year by (i) the Board, or in respect of each Fund, by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

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(b)               Termination of the Agreement. With respect to each Fund, this Agreement may be terminated without payment of any penalty:

(i)	by mutual consent of the parties hereto;

(ii)	by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the relevant Fund, with sixty (60) days written notice to SHIM;

(iii)	by any party, upon ninety (90) days’ prior written notice to the other party, in the event that:

a.	the other party commits a material breach of this Agreement, and such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach, specifying the nature of the breach in reasonable detail;

b.	if any party becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; makes a voluntary assignment or transfer of all or substantially all of its property; has a custodian, trustee, or receiver appointed for it, or for all or substantially all of its property; has bankruptcy, reorganization, arrangements, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law for the relief of debtors, instituted by or against it, and, if instituted against it, any of the foregoing is allowed or consented to by the other party or is not dismissed within sixty (60) days after such institution; or

c.	any adverse finding is made in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to have a material adverse effect on such party’s ability to perform its obligations under this Agreement.

(iv)	By the Adviser upon ninety (90) days’ prior written notice to SHIM in the event that:

a.	The Adviser and/or the Trust is informed of the final adoption of any legislation or regulation that materially impairs the ability of the Adviser and/or the Trust to market, promote, issue, or redeem shares of the Funds;
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b.	any material litigation or regulatory proceeding regarding the Fund(s) is commenced which requires the Fund(s) to cease existence; or

c.	any material litigation or regulatory proceeding regarding SHIM is commenced and the Adviser, in its sole discretion, expects such litigation or proceeding to have a material adverse effect on the Adviser and/or a Fund;

(v)	By SHIM, upon ninety (90) days’ prior written notice to the Adviser and the Trust, in the event that:

a.	SHIM is informed of the final adoption of any legislation or regulation that materially impairs SHIM’s ability to perform its obligations under this Agreement;

b.	Any material litigation or regulatory proceeding regarding the Adviser and/or a Fund is commenced and SHIM, in its sole discretion, expects such litigation or proceeding to have a material adverse effect on SHIM; or

c.	SHIM determines in its sole discretion that its compliance with any new legislation or regulatory guidance in respect of the provision of its services hereunder will result in material hardship or material expense to SHIM.

(vi)	This Agreement shall automatically terminate upon its assignment or the occurrence of a SHIM Change of Control Event.

(vii)	This Agreement shall also terminate in the event that the Investment Advisory Agreement or the Licensing Agreement is terminated.

(c)               No fees under this Agreement will be payable to SHIM by the Adviser after termination of this Agreement as set forth above except any outstanding fees. The fee for the month in which this Agreement is terminated will be prorated based on the number of days in the month during which the Agreement was in effect.

(d)               Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration.

(e)               In the event that this Agreement is terminated with respect to any Fund, this Agreement shall cease to apply to such Fund, provided, that the remainder of this Agreement shall not be affected thereby.

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11.           Proxy Voting; Class Actions.

(a)               SHIM shall have full and sole discretion on behalf of the Funds to vote (or in its discretion, refrain from voting) proxies for the securities held by each Fund. SHIM shall vote proxies for the Funds in, (i) a manner deemed by SHIM to be in the best interests of the relevant Fund, and (ii) accordance with SHIM’s proxy voting policies and procedures. SHIM represents and covenants that it has adopted written proxy voting policies and procedures as required under Rule 206(4)-6 of the Advisers Act, a copy of which has been provided to the Funds and the Board, and that it will promptly provide (i) any updates of such policies and procedures to the Funds and the Board, (ii) its voting records with respect to each Fund, to enable that Fund to meet its annual disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act, and (iii) reports to the Adviser and/or the Board, as a Fund may direct, in instances where SHIM votes counter to its proxy voting policies. The Adviser acknowledges and agrees that SHIM has the authority to engage a third party service provider to assist SHIM with the voting of each Fund’s proxies.

(b)               SHIM shall have full and sole discretion on behalf of the Funds to participate in or consent to (or refrain from participating in or consenting to) any class action, distribution, plan of reorganization, creditors committee, merger, combination, consolidation, liquidation, underwriting, or similar plan with respect to any issuers of securities in which assets of a Fund are invested from time to time, and to execute and bind each Fund in waivers, consents and covenants related thereto.

12.           Books and Records. In compliance with the requirements of Rule 31a-3 of the 1940 Act, SHIM hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records in the event of termination of this Agreement. SHIM further agrees to preserve for the periods prescribed by Rule 31a-2 of the 1940 Act, if applicable, the records required to be maintained by the SEC, if applicable, with respect to the services provided by SHIM hereunder. For avoidance of doubt, SHIM shall be permitted to include performance information of each Fund in materials produced by it subject to compliance with all applicable securities laws and regulations and any applicable FINRA guidance, and such performance information shall not be Confidential Information of the Fund Parties.

13.           Expenses. During the term of this Agreement, SHIM will pay its own expenses incurred in connection with the performance of its obligations under this Agreement, including all costs and expenses of its employees and any overhead incurred and any activities directly related thereto, and including all costs and expenses of compliance with applicable law and regulation.

14.           Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement, the Adviser will pay to SHIM, as compensation a fee (the “Fee”), as set forth on Appendix B. The Fee will be calculated daily and paid monthly within 30 days of the end of each calendar month by a wire transfer to an account or accounts specified by SHIM. If the Fee begins to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement, the Adviser shall pay to SHIM such compensation as shall be payable prior to the effective date of termination.

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15.           Indemnification; Limitation of Liability.

(a)               The Adviser shall indemnify, defend and hold SHIM and its respective affiliates, members, directors, officers, shareholders, employees, representatives, agents, attorneys, successors and assigns (collectively, the “SHIM Indemnified Parties”) harmless from and against any and all claims, liabilities, obligations, judgments, causes of action, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) in connection with or arising out of this Agreement, including but not limited to any material breach of this Agreement by the Adviser, the Trust, and/or a Fund, or any disclosure in any registration statement of a Fund (except disclosure about SHIM that has been specifically approved by SHIM), except to the extent Losses are the result of any grossly negligent act or omission of a SHIM Indemnified Party.

(b)               SHIM shall indemnify, defend and hold the Trust, the Adviser, the Funds and their respective affiliates, members, directors, trustees, officers, shareholders, employees, representatives, agents, attorneys, successors and assigns (collectively, the “USCF Indemnified Parties”) harmless from and against any and all Losses arising out of (i) any material breach of this Agreement by SHIM, (ii) any disclosure in a Fund’s registration statement about SHIM that has been specifically approved by SHIM, or (iii) the gross negligence or willful misconduct of SHIM, as applicable, in performing or satisfying its obligations under this Agreement.

(c)                Except as otherwise expressly provided herein, in no event shall the Trust, the Adviser or SHIM be liable for any indirect, incidental, special or consequential damages, even if the party or an authorized representative thereof has been advised of the possibility of such damages. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith; thus, nothing in this Agreement shall in any way constitute a waiver or limitation on any rights which a party may have under the federal securities laws.

(d)               Promptly after receipt by any SHIM Indemnified Party or USCF Indemnified Party (collectively, the “Indemnified Party”) of notice of the commencement of any action, the Indemnified Party shall, if indemnification is to be sought against the other party (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof, but the omission to notify the Indemnifying Party shall relieve the Indemnifying Party from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnified Party shall be entitled to participate in any such action and to assume the defense thereof, with counsel of its choice, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any attorneys’ fees subsequently incurred by the Indemnified Party. The Indemnified Party shall cooperate in the defense of settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that the Indemnifying Party assumes the defense of the action, in negotiating any settlement the Indemnifying Party shall use commercially reasonable efforts to avoid any negative reputational or legal consequences to the Indemnified Party, and the Indemnified Party shall have the right to approve the terms of any settlement as to any such reputational or legal consequences in its reasonable discretion.

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16.           Use of Name, and Reference to SHIM and the Indexes. The use by the Adviser, the Funds or the Trust of the name of SHIM and/or the Indexes shall be governed by the Licensing Agreement. Notwithstanding the foregoing, nothing in this Agreement or the Licensing Agreement shall be read to prevent the Funds or the Trust from including the name of SHIM or the Indexes as may be required to complete any regulatory filing.

17.           Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the members of the Board who are not interested persons of the Adviser or SHIM, cast in person at a meeting called for the purpose of voting on such approval and, if required by applicable law, a majority of the outstanding voting securities of the Fund.

18.           No Partnership. Nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the Adviser, on the one hand, and SHIM, on the other hand. The Adviser and SHIM are independent contractors to one another and, except as specifically provided in this Agreement, that SHIM shall not have authority to act for or represent the Adviser or the Trust contained herein shall create or constitute SHIM and the Adviser or Trust as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything contained herein be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other such entity.

19.           Legal Proceedings. SHIM will not advise or act for the Adviser, the Trust or the Funds in any legal proceedings, including bankruptcies or class actions, involving any assets held or previously held by a Fund without the prior written consent of the Adviser.

20.           No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third party beneficiary hereto.

21.            Waiver. The waiver by any party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

22.           Governing Law. This Agreement shall be governed by and construed solely and exclusively in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the 1940 Act, as applicable.

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23.           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, such provision shall be deemed to be restated to be enforceable, in a manner which reflects, as nearly as possible, the intent and economic effect of the invalid provision in accordance with applicable law. If necessary or appropriate the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. The remainder of this Agreement shall remain in full force and effect.

24.           Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

Attn: John Love, President and Chief Executive Officer
Tel: (510) 522-9600

Email: jlove@uscfinvestments.com

With a copy to:

Daphne Frydman, General Counsel
Tel: (510) 522-9600

Email: dfrydman@uscfinvestments.com

To SHIM at:

SummerHaven Investment Management, LLC

Soundview Plaza
Fourth Floor

1286 East Main Street
Stamford, CT 06902

Telephone: (203) 352-2700

Email: legal@summerhavenim.com

With a copy to:

Robert Chender, Esq.
Seward & Kissel LLP
1 Battery Park Plaza
New York, NY 10004
Tel: (212) 574-1415

Email: chender@sewkis.com

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25.           Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. Appendices A and B to this Agreement shall be incorporated into this Agreement and made a part hereof.

26.           Survival. The terms of Sections 6, 12, 14, 15, 21, 22, 23, 24, 26, 28, and 29 shall survive termination of this Agreement.

27.           Force Majeure. No party shall be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any act of God, or any government or any governmental body, any act of war or terrorism, the elements, strikes or labor disputes, or other similar or dissimilar cause beyond the control of such party.

28.           No Strict Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

29.           Interpretation. When reference is made in this Agreement to a section, such reference shall be to a section of this Agreement, unless otherwise indicated. The defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

30.           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed intend to be legally bound by it, as of the date first written above.

USCF ADVISERS LLC:		SUMMERHAVEN INVESTMENT MANAGEMENT, LLC:

By:	/s/ John P. Love	By:	/s/ Kurt J. Nelson

Name:	John P. Love	Name:	Kurt J. Nelson

Title:	President and CEO	Title:	Managing Member

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APPENDIX A

Funds

USCF SummerHaven SHPEI Index Fund

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APPENDIX B

Fund	Annual Fee as a percent of average daily net assets
USCF SummerHaven SHPEI Index Fund	0.06%

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APPENDIX C

SDCI SUB-ADVISORY AGREEMENT

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SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) is made and entered into as of May 29, 2020, by and between USCF ADVISERS LLC, a Delaware limited liability company (the “Adviser”) and SUMMERHAVEN INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (“SHIM”).

WHEREAS, pursuant to an Investment Advisory Agreement dated April 10, 2018 (the “Investment Advisory Agreement”) by and between the Adviser and USCF ETF TRUST, a Delaware statutory trust (the “Trust”) registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which has been approved by the Trust’s Board of Trustees (the “Board”), the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”); and

WHEREAS, the Investment Advisory Agreement permits the Adviser to appoint a sub-advisor to provide certain advisory services in connection with the operation of the Fund;

WHEREAS, to gain exposure to the commodities markets, the Fund has formed USCF CAYMAN COMMODITY 2, an exempted company incorporated in the Cayman Islands (the “Subsidiary”), as a wholly-owned subsidiary of the Fund, and pursuant to an Cayman Investment Advisory Agreement (the “Cayman Investment Advisory Agreement”) between the Subsidiary and the Adviser, which has been approved by the Board, the Fund has appointed the Adviser as investment adviser for the Subsidiary; and

WHEREAS, pursuant to a Services and Licensing Agreement with SummerHaven Index Management LLC (“SHIX”), dated as of the date hereof (the “Licensing Agreement”), the Adviser licensed from SHIX the use of certain names and marks (“Service Marks”), including that of certain commodity indexes (the “Indexes”), and the use of the Indexes by the Fund;

WHEREAS, the Adviser desires to retain SHIM to furnish certain commodity trading and investment services in connection with the commodity trading activities of the Subsidiary;

WHEREAS, in furtherance of the Fund’s investment strategy, the Adviser, in its sole discretion, on behalf of the Fund, may allocate a portion of the Fund’s assets not to exceed in the aggregate 25% of its assets as determined at the end of each fiscal quarter, for investment in the Subsidiary, and may designate all or only a portion of the assets and interests in the Subsidiary, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom to a separate commodity trading account (the “Commodity Exposure Account”) established for the Fund to access exposure to certain Commodity Interests (as defined below) and to be traded and managed by SHIM; and

WHEREAS, SHIM is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.             Engagement of SHIM.

(a)               The Adviser hereby engages SHIM as sub-advisor to the Adviser to (i) furnish a continuous investment program and manage the investment and reinvestment in Commodity Interests for the Commodity Exposure Account, and (ii) provide general consultation regarding the markets for Commodity Interests (as defined below). Pursuant to clause (i) above, SHIM shall, with respect to the Commodity Exposure Account, determine in its discretion the commodity interests, including, but not limited to, futures contracts, options on futures contracts, forward contracts or commodities, and swaps (“Commodity Interests”) to be purchased, retained or sold on behalf of the Subsidiary within the parameters of the investment approach, policies, restrictions and guidelines applicable to the Commodity Exposure Account as provided by the Adviser to SHIM. SHIM shall seek to place the trades for these Commodity Interests in accordance with the Trust’s policy, as set forth in its registration statement on Form N-1A, for best execution.

(b)               SHIM shall seek to discharge its obligations under this Agreement subject to the supervision of the Adviser, the Board and the officers of the Trust and in compliance with (i)   the Fund’s investment objective, policies and restrictions as set forth in the Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended or supplemented during the term of this Agreement; (ii) the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time; (iii) all other applicable federal, state and foreign laws and regulations, including without limitation, the rules of any self-regulatory organization; (iv) the Trust’s Declaration of Trust, as such may be amended from time to time; and (v) such other guidelines, policies and procedures adopted by the Board or implemented by the Adviser applicable to the Fund and the Subsidiary and provided to SHIM from time to time. The Adviser shall provide SHIM with written notice of any changes to the Subsidiary’s objective, policies and restrictions no less than thirty (30) days prior to the effectiveness of any such change. No supervisory activity undertaken by the Adviser shall limit SHIM’s full responsibility for its obligations under this Agreement.

(c)               In the event that SHIM gives notice of termination of this Agreement pursuant to Section 10(b)(v)(a), Section 10(b)(v)(b) or Section 10(b)(v)(d), SHIM and the Adviser shall promptly utilize their commercially reasonable efforts to develop a list of one or more potential successor sub-advisors to the Fund to trade the Commodity Interests in the Commodity Exposure Account, which list shall be agreed to in writing by the parties hereto within 30 days after SHIM provides such notice of termination.

(d)               SHIM will attend, either in person or via telephone, regular business and investment-related meetings with the Board and/or the Adviser, as requested by the Trust, the Adviser or both; and will maintain books and records with respect to the Commodity Exposure Account, furnish to the Adviser and the Board such periodic and special reports as they may reasonably request with respect to the Commodity Exposure Account and provide in advance to the Adviser all reports to the Board for examination and review within a reasonable time prior to Board meetings.

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(e)               SHIM will use its commercially reasonable efforts to comply with the directions from the Adviser with respect to changes that may need to be made to ensure that the Fund continuously qualifies as a regulated investment company under Sub-Chapter M of the Internal Revenue Code.

(f)                SHIM will not consult with sub-advisers of any other investment portfolio of the Trust concerning transactions in portfolio securities or other portfolio investments of the Subsidiary.

(g)               In accordance with procedures adopted by the Board, as amended from time to time, SHIM will assist the Fund’s administrator and/or the Fund in determining the fair valuation of Commodity Interests of the Subsidiary and will use its reasonable efforts to arrange for the provision of valuation information or price(s) for Commodity Interests in the Commodity Exposure Account which do not have a market price or for which the Fund’s administrator does not obtain prices in the ordinary course of business from an automated pricing service.

(h)               SHIM will notify the Adviser promptly upon detection of any error in connection with its management of the Commodity Exposure Account including but not limited to any trade errors. Further, SHIM shall provide access to the Adviser and the Fund, or their respective agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting the Fund must be corrected to the satisfaction of the Adviser and the Fund. SHIM will reimburse the Fund for costs, losses or damages incurred arising out of or resulting from any such error.

2.             Representations and Warranties by SHIM. SHIM represents and warrants to the Adviser that:

(a)               SHIM has the full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

(b)               SHIM is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)                The execution, delivery and performance by SHIM of this Agreement are within SHIM’s powers and have been duly authorized by all necessary action and no further action is required on its part to authorize this Agreement.

(d)               SHIM is not prohibited by Section 9(a) of the 1940 Act from performing its obligations under this Agreement.

(e)               SHIM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

(f)                The execution, delivery and performance by SHIM of this Agreement do not violate or result in a default under (i) any provision of applicable law, rule or regulation, (ii) SHIM’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon SHIM.

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(g)               SHIM is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Trust, the Fund and the Subsidiary, and under this Agreement and will continue to be so registered and maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, if required, so long as this Agreement remains in effect, including for the avoidance of doubt, as a commodity trading advisor (“CTA”) with the U.S. Commodity Futures Trading Commission (the “CFTC”), and as a member of the National Futures Association.

(h)               SHIM will maintain its own compliance program or manual, as may be required from time to time, for SEC-registered investment advisers and for CTAs registered with the CFTC and relying on the CFTC Rule 4.7(c) exemption. SHIM will provide either the manual or a summary thereof, including any updates thereto, to the Adviser’s Chief Compliance Officer.

(i)                SHIM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and has provided the Adviser and the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, SHIM shall certify to Adviser or the Trust that SHIM has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of SHIM’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Trust, SHIM shall permit representatives of Adviser or the Trust to examine the reports (or summaries of the reports) required to be made to SHIM by Rule 17j-1(d)(1) and other records evidencing enforcement of the code of ethics.

(j)                This Agreement and each other agreement, instrument or document to be executed and delivered by SHIM pursuant to this Agreement constitutes the legal, valid and binding obligation of SHIM, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors’ rights generally and the discretion of the courts in granting equitable remedies.

(k)               SHIM represents that its other engagements or activities are as of the date of this Agreement not of a nature or magnitude so as to have a material adverse effect on its ability to fulfill its obligations under this Agreement. The Adviser acknowledges and agrees that SHIM and its principals are required to devote only such time as may be reasonably required with respect to SHIM’s obligations under this Agreement.

(l)                SHIM will notify the Adviser in the event that there is any change of control or ownership of SHIM that would constitute an assignment of an investment advisory contract for purposes of Section 15(a) of the 1940 Act (each such occurrence, a “SHIM Change of Control Event”), in each such case prior to such change if SHIM is aware of such change, but in any event, not later than promptly after such change.

(m)             SHIM will maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $10,000,000.

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3.             Representations and Warranties of the Adviser. The Adviser represents and warrants to SHIM as follows:

(a)               The Adviser has the full power and authority to enter into this Agreement, to serve as the investment adviser to the Fund and the Subsidiary and to perform the services and its obligations described under this Agreement.

(b)               The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)               The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action and no further action is required on its part to authorize this Agreement.

(d)               The execution, delivery and performance by the Adviser of this Agreement do not violate or result in a default under (i) any provision of applicable law, rule or regulation,

(ii)    the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(e)               The Adviser is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Trust, the Fund and the Subsidiary, and under this Agreement and will continue to be so registered, if required, so long as this Agreement remains in effect.

(f)                This Agreement and each other agreement, instrument or document to be executed and delivered by the Adviser pursuant to this Agreement constitutes the legal, valid and binding obligation of the Adviser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors’ rights generally and the discretion of the courts in granting equitable remedies.

(g)               The Adviser or an affiliate of the Adviser serves as the commodity pool operator of the Fund and the Subsidiary.

(h)               Each of the Fund, the Trust, and the Subsidiary will be as of the date the Subsidiary commences trading activities, “qualified eligible persons” as defined in the CEA.

4.             Covenants of SHIM.

(a)               SHIM will promptly notify the Adviser of the occurrence of any event that would substantially impair SHIM’s ability to fulfill its commitment under this Agreement including, without limitation, the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act.

(b)               SHIM will promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Adviser, the Trust, the Fund and the Subsidiary, or, in the case of SHIM, that would impact the its ability to perform its obligations under this Agreement, in each case, unless SHIM is prohibited from doing so.

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5.             Covenants of the Adviser.

(a)                The Adviser will promptly notify SHIM of the occurrence of any event that would substantially impair the ability of the Adviser to fulfill its commitment under this Agreement including, without limitation, the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act

(b)               The Adviser will promptly notify SHIM if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Trust, the Fund and the Subsidiary, or, in the case of the Adviser, that would impact the ability of the Adviser to perform its obligations under this Agreement, in each case, unless the Adviser is prohibited from doing so.

6.             Confidentiality.

(a)               By virtue of this Agreement, either the Advisor, the Fund, or the Trust, on the one hand (the “Fund Parties”), and SHIM on the other hand, may have access to information that is confidential to the other including, without limitation, all business, technical, financial, customer and/or any other proprietary information of a party or its affiliates, products, processes, tools, services, technical knowledge and any other information and/or materials clearly marked as confidential or information identified as confidential at the time of disclosure or summarized as confidential in a written memorandum delivered to the recipient within thirty (30) calendar days of disclosure, including, without limitation, all non-public information concerning the Indexes (collectively, “Confidential Information”). Notwithstanding the foregoing, a party’s Confidential Information shall not include information which: (i) is or becomes a part of the public domain through no act or omission of the other party; (ii) was in the other party’s lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (iii) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (iv) is independently developed by the other party without reference to any Confidential Information. In addition, the obligations of this Section 6 do not apply to confidential information that is required to be disclosed pursuant to a subpoena, court order, or disclosure request from a government authority, provided that to the extent permitted by law the party subject to same shall provide prompt written notice to the other party upon receipt of such subpoena, order, or other disclosure requirement prior to such disclosure so the other party may seek the opportunity to intervene in the action in order to attempt to enjoin such subpoena, order, or other disclosure requirement. Such Confidential Information shall remain confidential for all other purposes.

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(b)               By virtue of this Agreement, either the Fund Parties or SHIM may have access to Confidential Information of the other party. The Fund Parties and SHIM agree to maintain the confidentiality of the Confidential Information, except that the Confidential Information may be disclosed (i) to their respective affiliates and their respective affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (ii) to the extent requested by any governmental authority, taxing authority or self-regulatory authority, (iii) to the extent required by applicable law or by any subpoena or similar legal process (provided that to the extent permitted by law the party subject to same shall provide immediate written notice to the other party upon receipt of subpoena, order, or other disclosure requirement prior to such disclosure and allow such other party the opportunity to intervene in the action in order to attempt to enjoin such subpoena, order, or other disclosure requirement), (iv) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the rights granted hereunder, (v) in the regulatory filings of the Trust and any Fund, in a manner determined to be appropriate or required by USCF by or on behalf of the Trust and any Fund, and (vi) with the consent of the other party. Such Confidential Information shall remain confidential for all other purposes.

(c)                The Fund Parties and SHIM agree to secure and protect the Confidential Information of each other in a manner consistent with the maintenance of the other party’s rights therein, using at least as great a degree of care as each party uses to maintain the confidentiality of its own confidential information of a similar nature, but in no event using less than its reasonable efforts. None of the Fund Parties nor SHIM shall sell, transfer, publish, disclose, or otherwise make available any portion of the Confidential Information of the other party to third parties, except as necessary to perform its obligations under this Agreement or as expressly authorized in this Agreement. Each party represents that it has, and agrees to maintain, an appropriate agreement with each third party who may have access to Confidential Information sufficient to enable such party to comply with all of the terms of this Agreement.

(d)               The Fund Parties and SHIM agree that the unauthorized use by any party of the other party’s Confidential Information will diminish the value of such Confidential Information and will cause substantial and irreparable damage to the party whose Confidential Information was improperly disclosed, and that the remedies generally available at law may be inadequate. Accordingly, the Fund Parties and SHIM agree that a breach of this Section 6 shall entitle SHIM (in the case of a breach by any of the Fund Parties) or the Fund Parties (in the case of a breach by SHIM) to seek equitable relief to protect its interest herein, including injunctive relief, as well as money damages. The parties agree that the obligations under this Section 6 shall survive termination or expiration of this Agreement.

7.              Regulatory Matters. SHIM acknowledges and agrees that it is an “investment adviser” to the Subsidiary as such term is defined under the 1940 Act.

8.             Services Not Exclusive. The services furnished by SHIM hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent SHIM or any affiliated person of SHIM or any employee, agent, manager or affiliated person of such person from acting as an investment adviser, sub-adviser, CTA or CPO for any other person(s) or entity(ies), or (ii) limit or restrict SHIM or any such employee, agent, manager or affiliated person from buying, selling or trading any securities, Commodity Interests or other financial instruments for its or their own accounts or for the accounts of others for whom he, she or it may be acting.

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9.             SHIM’s Trading Transactions. The Commodity Exposure Account and other accounts advised or managed by SHIM may invest in the same Commodity Interests. When SHIM seeks to purchase or sell the same Commodity Interests at substantially the same time on behalf of the Subsidiary and/or another account, SHIM shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on either an average price basis or high to high/low to low price basis, and available investments will be allocated as to amount in a manner which SHIM believes to be equitable to the Subsidiary and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the Subsidiary or the size of the position obtained or sold by Subsidiary. In that connection, however, SHIM agrees that in rendering consulting, advisory and management services to other Commodity Interest trading accounts and entities, it will seek to achieve an equitable treatment of all accounts and will use a fair and reasonable system of order entry for all accounts. SHIM will promptly notify the Adviser if the Subsidiary's positions are included in an aggregate amount which exceeds the applicable speculative position limit. If the speculative position limits are reached in any Commodity Interest contract, (in the event that section 10(b)(v)(b) hereof is not invoked) SHIM will modify the trading instructions to the Subsidiary and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts. As of the date of this Agreement, SHIM believes that such speculative limits will not materially affect its trading recommendations or strategy for the Subsidiary given SHIM’s current accounts.

10.           Duration and Termination.

(a)               The term of this Agreement shall commence on May 29, 2020, subject to the condition that the Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or SHIM, shall have approved this Agreement. This Agreement shall remain in effect for a period of two (2) years therefrom (“Initial Term”), subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter; provided that such annual continuance is specifically approved each year by (i) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act), and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

(b)               Termination of the Agreement. This Agreement may be terminated without payment of any penalty:

(i)	by mutual consent of the parties hereto;

(ii)	by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund with sixty (60) days written notice to SHIM;

(iii)	by any party, upon ninety (90) days’ prior written notice to the other party, in the event that:
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a.	the other party commits a material breach of this Agreement, and such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach, specifying the nature of the breach in reasonable detail;

b.	if any party becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; makes a voluntary assignment or transfer of all or substantially all of its property; has a custodian, trustee, or receiver appointed for it, or for all or substantially all of its property; has bankruptcy, reorganization, arrangements, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law for the relief of debtors, instituted by or against it, and, if instituted against it, any of the foregoing is allowed or consented to by the other party or is not dismissed within sixty (60) days after such institution; or

c.	any adverse finding is made in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to have a material adverse effect on such party’s ability to perform its obligations under this Agreement.

(iv)	By the Adviser upon ninety (90) days’ prior written notice to SHIM in the event that:

a.	The Adviser and/or the Trust is informed of the final adoption of any legislation or regulation that materially impairs the ability of the Adviser and/or the Trust to market, promote, issue, or redeem shares of the Fund;

b.	any material litigation or regulatory proceeding regarding the Fund and/or the Subsidiary is commenced which requires the Fund and/or the Subsidiary to cease existence; or

c.	any material litigation or regulatory proceeding regarding SHIM is commenced and the Adviser, in its sole discretion, expects such litigation or proceeding to have a material adverse effect on the Adviser, the Fund and/or the Subsidiary;

d.	the Adviser elects to terminate the distribution of the Fund.

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(v)	By SHIM, upon ninety (90) days’ prior written notice to the Adviser and the Trust, in the event that:

a.	SHIM is informed of the final adoption of any legislation or regulation that materially impairs SHIM’s ability to perform its obligations under this Agreement;

b.	SHIM determines in its sole reasonable discretion that it and/or its affiliates could imminently become subject to position limits in connection with positions relating to one or more commodities, due to any legislation or regulation, or any advice, statement, ruling, or other communication by the CFTC or any exchange or self-regulatory organization, and/or any increase in size of the Fund and/or any other client of SHIM or its affiliates, which position limits could reasonably be expected to impair SHIM’s or its affiliates’ ability to perform advisory, management or other services to any of SHIM’s or any affiliate’s clients, including the Fund; or

c.	Any material litigation or regulatory proceeding regarding the Adviser, the Fund and/or the Subsidiary is commenced and SHIM, in its sole discretion, expects such litigation or proceeding to have a material adverse effect on SHIM; or

d.	SHIM determines in its sole discretion that its compliance with any new legislation or regulatory guidance in respect of the provision of its services hereunder will result in material hardship or material expense to SHIM.

(vi)	This Agreement shall automatically terminate upon its assignment or the occurrence of a SHIM Change of Control Event.

(vii)	This Agreement shall also terminate in the event that the Investment Advisory Agreement or the Licensing Agreement is terminated.

(c)               No fees under this Agreement will be payable to SHIM by the Adviser after termination of this Agreement as set forth above except any outstanding fees. The fee for the month in which this Agreement is terminated will be prorated based on the number of days in the month during which the Agreement was in effect.

(d)               Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration.

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11.           Books and Records. In compliance with the requirements of Rule 31a-3 of the 1940 Act and CFTC Rule 4.7(c), SHIM hereby agrees that all records which it maintains for the Subsidiary with respect to the Commodity Exposure Account are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records in the event of termination of this Agreement. SHIM further agrees to preserve for the periods prescribed by Rule 31a-2 of the 1940 Act and CFTC Rule 4.7(c), if applicable, the records required to be maintained by the CFTC and the SEC, if applicable, with respect to the services provided by SHIM hereunder. For avoidance of doubt, SHIM shall be permitted to include performance information of the Fund and the Subsidiary in materials produced by it subject to compliance with all applicable securities and commodities laws and regulations and any applicable FINRA guidance, and such performance information shall not be Confidential Information of the Fund Parties.

12.           Expenses. During the term of this Agreement, SHIM will pay its own expenses incurred in connection with the performance of its obligations under this Agreement, including all costs and expenses of its employees and any overhead incurred and any activities directly related thereto, and including all costs and expenses of compliance with applicable law and regulation.

13.           Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement, the Adviser will pay to SHIM, as compensation a fee (the “Fee”), as set forth on Appendix A. The Fee will be calculated daily and paid monthly within 30 days of the end of each calendar month by a wire transfer to an account or accounts specified by SHIM. If the Fee begins to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement, the Adviser shall pay to SHIM such compensation as shall be payable prior to the effective date of termination.

14.           Indemnification; Limitation of Liability.

(a)                The Adviser shall indemnify, defend and hold SHIM and its respective affiliates, members, directors, officers, shareholders, employees, representatives, agents, attorneys, successors and assigns (collectively, the “SHIM Indemnified Parties”) harmless from and against any and all claims, liabilities, obligations, judgments, causes of action, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) in connection with or arising out of this Agreement, including but not limited to any material breach of this Agreement by the Adviser, the Trust, and/or the Subsidiary, or any disclosure in any registration statement of the Fund (except disclosure about SHIM that has been specifically approved by SHIM), except to the extent Losses are the result of any grossly negligent act or omission of a SHIM Indemnified Party.

(b)               SHIM shall indemnify, defend and hold the Trust, the Adviser, the Subsidiary and their respective affiliates, members, directors, trustees, officers, shareholders, employees, representatives, agents, attorneys, successors and assigns (collectively, the “USCF Indemnified Parties”) harmless from and against any and all Losses arising out of (i) any material breach of this Agreement by SHIM, (ii) any disclosure in the Fund’s registration statement about SHIM that has been specifically approved by SHIM, or (iii) the gross negligence or willful misconduct of SHIM, as applicable, in performing or satisfying its obligations under this Agreement.

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(c)                Except as otherwise expressly provided herein, in no event shall the Trust, the Adviser or SHIM be liable for any indirect, incidental, special or consequential damages, even if the party or an authorized representative thereof has been advised of the possibility of such damages. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith; thus, nothing in this Agreement shall in any way constitute a waiver or limitation on any rights which a party may have under the federal securities laws.

(d)               Promptly after receipt by any SHIM Indemnified Party or USCF Indemnified Party (collectively, the “Indemnified Party”) of notice of the commencement of any action, the Indemnified Party shall, if indemnification is to be sought against the other party (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof, but the omission to notify the Indemnifying Party shall relieve the Indemnifying Party from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnified Party shall be entitled to participate in any such action and to assume the defense thereof, with counsel of its choice, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any attorneys’ fees subsequently incurred by the Indemnified Party. The Indemnified Party shall cooperate in the defense of settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that the Indemnifying Party assumes the defense of the action, in negotiating any settlement the Indemnifying Party shall use commercially reasonable efforts to avoid any negative reputational or legal consequences to the Indemnified Party, and the Indemnified Party shall have the right to approve the terms of any settlement as to any such reputational or legal consequences in its reasonable discretion.

15.           Use of Name, and Reference to SHIM and the Index. The use by the Adviser, the Fund, the Subsidiary or the Trust of the name of SHIM and/or the Index shall be governed by the Licensing Agreement. Notwithstanding the foregoing nothing in this Agreement or the Licensing Agreement shall be read to prevent the Fund or the Trust from including the name of SHIM or the Index as may be required to complete any regulatory filing.

16.           Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the members of the Board who are not interested persons of the Adviser or SHIM, cast in person at a meeting called for the purpose of voting on such approval and, if required by applicable law, a majority of the outstanding voting securities of the Fund.

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17.           No Partnership. Nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the Adviser, on the one hand, and SHIM, on the other hand. The Adviser and SHIM are independent contractors to one another and, except as specifically provided in this Agreement, that SHIM shall not have authority to act for or represent the Adviser or the Trust contained herein shall create or constitute SHIM and the Adviser or Trust as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything contained herein be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other such entity.

18.           Legal Proceedings. SHIM will not advise or act for the Adviser, the Trust, the Fund or the Subsidiary in any legal proceedings, including bankruptcies or class actions, involving Commodity Interests held or previously held in by the Subsidiary or the Fund without the prior written consent of the Adviser.

19.           No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third party beneficiary hereto.

20.           Waiver. The waiver by any party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

21.           Governing Law. This Agreement shall be governed by and construed solely and exclusively in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the CFTC or the 1940 Act, as applicable.

22.           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, such provision shall be deemed to be restated to be enforceable, in a manner which reflects, as nearly as possible, the intent and economic effect of the invalid provision in accordance with applicable law. If necessary or appropriate the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. The remainder of this Agreement shall remain in full force and effect.

23.           Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

Attn: John Love, President and Chief Executive Officer

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Tel: (510) 522-9600

Email: jlove@uscfinvestments.com

With a copy to:

Daphne Frydman, General Counsel
Tel: (510) 522-9600

Email: dfrydman@uscfinvestments.com

To SHIM at:

SummerHaven Investment Management, LLC

Soundview Plaza
Fourth Floor

1286 East Main Street
Stamford, CT 06902

Telephone: (203) 352-2700

Email: legal@summerhavenim.com

With a copy to:

Robert Chender, Esq.
Seward & Kissel LLP
1 Battery Park Plaza
New York, NY 10004
Tel: (212) 574-1415

Email: chender@sewkis.com

24.           Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. Appendix A to this Agreement shall be incorporated into this Agreement and made a part hereof.

25.           Survival. The terms of Sections 1(c), 6, 11, 13, 14, 20, 21, 22, 23, 25, 27 and 28 shall survive termination of this Agreement.

26.           Force Majeure. No party shall be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any act of God, or any government or any governmental body, any act of war or terrorism, the elements, strikes or labor disputes, or other similar or dissimilar cause beyond the control of such party.

27.           No Strict Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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28.           Interpretation. When reference is made in this Agreement to a section, such reference shall be to a section of this Agreement, unless otherwise indicated. The defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

29.           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

30.           PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed intend to be legally bound by it, as of the date first written above.

USCF ADVISERS LLC:		SUMMERHAVEN INVESTMENT MANAGEMENT, LLC:

By:	/s/ John P. Love	By:	/s/ Kurt J. Nelson

Name:	John P. Love	Name:	Kurt J. Nelson

Title:	President and CEO	Title:	Managing Member

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APPENDIX A

Fee

The base fee shall be 0.06% of the Fund’s average daily net assets1 and shall be paid to SHIM within 30 days after the last business day of each month.

In the event that the trading of one or more commodity interests is assigned to a new sub-advisor, the fee shall be 0.06% - ((number of assigned commodity interests/14)*0.06%) of the Fund’s average daily net assets.

1 The “average daily net assets” shall be determined on the basis set forth in the Fund’s registration statement.

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